SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2002

               RESIDENTIAL ASSET FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	333-53168	56-2064715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street

                           Charlotte, North Carolina 28288

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (704) 374-4868

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of McKee Nelson LLP.

         8.1      Tax Opinion of McKee Nelson LLP

         23.1     Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET FUNDING CORPORATION

By:

/s/Robert Perret

Name:

Robert Perret

Title:

Dated:  August 21, 2002

Exhibit Index

Exhibit

Page

5.1    Legality Opinion of McKee Nelson LLP

   4

8.1    Tax Opinion of McKee Nelson LLP

   6

23.1   Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

   5, 7